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                                                                   EXHIBIT 10.43

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 1, 1998 ("Agreement"), is made by and between CHATCOM, INC., a California corporation (the "Company"), and Vermont Research Products, Inc., ("VRPI").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, upon the terms and subject to the conditions of the Settlement Agreement, dated as of February 1, 1998, by and between VRPI and the Company (the "Settlement Agreement"), the Company has agreed to issue to VRPI shares of Series F Convertible Redeemable Preferred Stock and shares of Series G Convertible Preferred Stock of the Company (collectively, "Preferred Stock"), and warrants (the "Warrants") to purchase up to 285,000 shares of common stock, no par value ("Common Stock"), of the Company;

     WHEREAS, the shares of Preferred Stock are convertible into shares of Common Stock (the "Conversion Shares") upon the terms and subject to the conditions of such Preferred Stock, and the Warrants are exercisable for shares of Common Stock (the "Warrant Shares"); and

     WHEREAS, to induce VRPI to execute and deliver the Settlement Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares and the Warrant Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and VRPI hereby agree as follows:

     1.   Definitions.
          -----------

          (a) As used in this Agreement, the following terms shall have the following meanings:

              (i) "Investor" means VRPI and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

              (ii) "Potential Material Event" means any of the following:
(a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to
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the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

               (iii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               (iv) "Registrable Securities" means the Conversion Shares and the Warrant Shares.

               (v) "Registration Statement" means a registration statement of the Company under the Securities Act.

          (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Settlement Agreement.

     2.   Registration.
          ------------

          (a) Mandatory Registration.  The Company shall prepare and file with
              ----------------------
the SEC, no later than March 31, 1998 (if Deloitte & Touche provides its consent for the incorporation by reference of its report covering the Company's March 31, 1997 Financial Statements), or May 31, 1998 (if Deloitte & Touche does not provide the foregoing consent), either a Registration Statement on Form S-3 registering for resale by the Investor a sufficient number of shares of Common Stock for the Investor (or such lesser number as may be required by the SEC, but in no event less than the number of Conversion Shares into which the Preferred Stock would be convertible and the number of Warrant Shares into which the Warrants would be exercisable at the time of filing of the Form S-3), or an amendment to any pending Company Registration Statement on Form S-3, and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 and Rule 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock and exercise of the Warrants resulting from adjustment in the conversion price, or to prevent dilution resulting from stock splits, or stock dividends. If at any time the number of shares of Common Stock

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into which the Preferred Stock may be converted or the Warrants are exercisable, exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within 15 business days after receipt of a written notice from any Investor, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Preferred Stock may be converted or the Warrants are exercisable, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 to register the shares of Common Stock into which the Preferred
Stock may be converted, or the Warrants are exercisable, that exceed the aggregate number of shares of Common Stock already registered. If the staff of the SEC determines that all of the Conversion Shares cannot be registered by the Company for resale by the Investor because, in the view of the staff, such registration would constitute a primary offering by the Company, than the Company shall have an additional 30 days in which to amend such Registration Statement to another available form.

          (b) Payments by the Company.  If the Registration Statement covering
              -----------------------
the Registrable Securities required to be filed by the Company pursuant to
Section 2(a) hereof is not effective on May 31, 1998 (or June 30, 1998 in the event the SEC undertakes a substantive review of the Registration Statement or the SEC makes the determination as set forth in the last sentence of Section 2(a) hereof) if Deloitte & Touche provides its consent for the incorporation by reference of its report covering the Company's March 31, 1997 Financial Statements, or July 31, 1998 (or August 31, 1998 in the event the SEC undertakes a substantive review of the Registration Statement or the SEC makes the determination as set forth in the last sentence of Section 2(a) hereof) if Deloitte & Touche does not provide the foregoing consent, then the Company shall make payments to the Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b). The amount to be paid by the Company to the Investor shall be determined as of each Computation Date, and such amount shall be equal to one percent (1%) of the purchase price paid by the Investor for the Preferred Stock purchased pursuant to the Settlement Agreement on the first Computation Date, and on each Computation Date thereafter, to the date the Registration Statement is declared effective by the SEC (pro rated for partial periods) (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company within three business days after each Computation Date in cash, or shares of Common Stock having an Aggregate Market Value equal to the amount of the Periodic Amount, at the option of the Company.

     As used in this Section 2(b), the following terms shall have the following meanings:

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     "Aggregate Market Value" of any shares of Common Stock as of any
Computation Date means the product obtained by multiplying (i) such number of shares of Common Stock, by (ii) the average of the Market Price of the Common Stock for the Measurement Period for such Computation Date.

     "Market Price" of Common Stock shall be the last sale price of the Common Stock (or if such information is not provided by such exchange or the National Association of Securities Dealers, Inc. Automated Quotation System, the average of the closing bid and asked prices of the Common Stock) as reported on the principal national securities exchange on which the Common Stock of the Company is listed or admitted to trading, or if the Common Stock of the Company is not listed or admitted to trading on any national securities exchange, as furnished by the National Association of Securities Dealers, Inc. Automated Quotation System, or comparable system, or in the absence of the foregoing, the fair market value as reasonably determined by the Board of Directors of the Company and the Investor.

     "Computation Date" means the date which is May 31, 1998 (or June 30, 1998 in the event the SEC undertakes a substantive review of the Registration Statement or the SEC makes the determination as set forth in the last sentence of Section 2(a) hereof) if Deloitte & Touche provides its consent for the incorporation by reference of its report covering the Company's March 31, 1997 Financial Statements, or July 31, 1998 (or August 31, 1998 in the event the SEC undertakes a substantive review of the Registration Statement or the SEC makes the determination as set forth in the last sentence of Section 2(a) hereof) if Deloitte & Touche does not provide the foregoing consent, and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC, each date which is 30 days after the previous Computation Date (pro rated for partial periods) until such Registration Statement is so declared effective.

     "Measurement Period" means the period of five consecutive trading days for the Common Stock ending on (or, if such Computation Date is not a trading day, on the last trading day preceding) each Computation Date.

     3.   Obligations of the Company.  In connection with the registration of
          --------------------------
the Registrable Securities, the Company shall do each of the following.

          (a) Prepare promptly, and file with the SEC not later than March 31, 1998 (if Deloitte & Touche provides its consent for the incorporation by reference of its report covering the Company's March 31, 1997 Financial Statements), or May 31, 1998 (if Deloitte & Touche does not provide the foregoing consent), a Registration

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Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, but in any event not later than May 31, 1998 (or June 30, 1998 in the event the SEC undertakes a substantive review of the Registration Statement or the SEC makes the determination as set forth in the last sentence of Section 2(a) hereof) if Deloitte & Touche provides its consent for the incorporation by reference of its report covering the Company's March 31, 1997 Financial Statements, or July 31, 1998 (or August 31, 1998 in the event the SEC undertakes a substantive review of the Registration Statement or the SEC makes the determination as set forth in the last sentence of Section 2(a) hereof) if Deloitte & Touche does not provide the foregoing consent, and keep the Registration Statement effective pursuant to Rule 415 at all times until the earliest (the "Registration Period") of (i) the date that is one year after the date of effectiveness of the Registration Statement, (ii) the date when the Investors may sell all Registrable Securities under Rule 144 promulgated under the Securities Act, or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

          (c) Permit a single firm of counsel designated by VRPI to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

          (d) Furnish to the Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company,
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the

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Company, one copy of the Registration Statement and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as VRPI may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor;

          (e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be state therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

          (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

          (g) Use its commercially reasonable efforts, if eligible, to secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("Nasdaq") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the Nasdaq/Small Cap Market; or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure Nasdaq/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

          (h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

          (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such

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certificates to be in such denominations or amounts as the case may be, as the
Investors may reasonably request and registered in such names as the Investors may request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

          (j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

     4.   Obligations of the Investors.  In connection with the registration of
          ----------------------------
the Registrable Securities, the Investors shall have the following obligations:

          (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

          (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

          (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor shall immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          (d) If at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investor(s) in writing of the existence of a Potential Material Event, the Investor(s) shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so
                            ------------------
suspend the right to such holders of Registrable Securities for more than two 20-day periods in the aggregate during any 12-month period ("Suspension Period") with at least a 10 business day interval between such periods, during the period the Registration Statement is required to be in effect.

     5.   Expenses of Registration.  All reasonable expenses relating to the
          ------------------------
Registration of the Registrable Securities (other than any underwriting discounts and underwriting commissions incurred in connection with the registrations and fees and expenses of counsel for the Investors), including, without limitation, all registration, listing, and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

     6.   Indemnification.  In the event any Registrable Securities are included
          ---------------
in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor shall indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9.

          (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its
------------------
own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.   Contribution.  To the extent any indemnification by an indemnifying
          ------------
party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided,
                                                               ---------
however, that (a) no contribution shall be made under circumstances where the
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maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.   Reports under Exchange Act.  With a view to making available to the
          --------------------------
Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144:

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.   Assignment of the Registration Rights.  The rights to have the Company
          -------------------------------------
register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of at least 30% of the Conversion Shares or to the transferee of all of the Warrants only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(b) hereof.

     10.  Amendment of Registration Rights.  Any provision of this Agreement may
          --------------------------------
be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an 80% interest of the

Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11.  Miscellaneous.
          -------------

          (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at ChatCom, Inc., 9600 Topanga Canyon Boulevard, Chatsworth, California 91311,
Attention: President or Chairman of the Board, with a copy to Troy & Gould Professional Corporation, 1801 Century Park East, 16th Floor, Los Angeles, California 90067, Attention: Sanford J. Hillsberg, Esq., (ii) if to VRPI, at the address set forth under its name in the Settlement Agreement, and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four calendar days after deposit with the United States Postal Service.

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within such State. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the city of Los Angeles or the state courts of the State of California sitting in the city of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not effect the validity or enforceability of any other provision hereof.

          (e) This Agreement and the Settlement Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement and the Settlement Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

          (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

          (i) The Company and VRPI agree and acknowledge that it would be impracticable or extremely difficult to fix, prior to signing this Agreement, the actual damages which would be suffered by the Investor if the Company fails to perform its obligations under Section 2(a). Therefore the Company and VRPI and agree that the Company shall be liable for only such Periodic Amount(s) as are set forth in Section 2(b) arising out of any noncompliance by the Company of
Section 2(a) hereof.  Neither party shall be liable for consequential damages.

          (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

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

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              CHATCOM, INC.



                              By /s/ Gordon Almquist
                                 ---------------------------------
                                 Name:  Grodon Almquist
                                 Title: CFO


                              VERMONT RESEARCH PRODUCTS, INC.


                              By /s/ James C. Louney
                                 ---------------------------------
                                 Name:  James C. Louney
                                 Title:  CFO

                                       14